                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) August 15, 1997.

                         DFC Securitization Trust 1997-I
               (Exact name of registrant as specified in charter)


         North Carolina               333-24351               Applied for
  (State or other jurisdiction      (Commission             (IRS Employer
       of incorporation)            File Number)          Identification No.)

  c/o PNC Bank, National Association
  Corporate Trust Department
  Attention:  Constantine Hromych
  1700 Market Street
  Philadelphia, Pennsylvania                             19103
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (215) 585-8738

 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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                         DFC Securitization Trust 1997-I


                                    Form 8-K


Item 1.      Changes in Control of Registrant.

             Not Applicable.

Item 2.      Acquisition or Disposition of Assets.

             Not Applicable.

Item 3.      Bankruptcy or Receivership.

             Not Applicable.

Item 4.      Changes in Registrant's Certifying Accountant.

             Not Applicable.

Item 5.      Other Events.

         DFC Securitization Trust 1997-I (the "Trust"), the issuer of the Deutsche Financial Capital Securitization LLC Senior/Subordinated Pass-Through Certificates, Series 1997-I (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on August 15, 1997. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

On June 27, 1997, Deutsche Financial Capital Securitization LLC closed its first offering, Senior/Subordinated Pass-Through Certificates, Series 1997-I, under its shelf registration on Form S-3 (Commission File No. 333-24351) which became effective on June 18, 1997. The issue and use of net proceeds information is as follows:

Title of Class     Issue Price   Underwriting Discount   Other Expenses  Net Proceeds
--------------     -----------   ---------------------   --------------  ------------
A-1                34,710,159      -76,369                                34,633,790
A-2                25,010,286      -65,055                                24,945,231
A-3                19,971,754      -59,946                                19,911,808
A-4                 7,092,462      -24,868                                 7,067,594
A-5                20,792,632      -83,252                                20,709,380
A-6                19,836,924      -89,402                                19,747,522
M                  12,500,085      -56,285                                12,443,800
B-1                14,904,866      -74,644                                14,830,222
Total             154,819,168     -529,821                 -488,072      153,801,275

Net proceeds were used to purchase the assets from Deutsche Financial Capital Limited Liability Company. The underwriters were Credit Suisse First Boston and Deutsche Morgan Grenfell.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

Item 6.  Resignations of Registrant's Directors.

                  Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  Exhibits

                  20.1 Monthly Remittance Report relating to the Distribution Date occurring on August 15, 1997.

Item 8.  Change in Fiscal Year.

                  Not Applicable.

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  DFC Securitization TRUST 1997-I, Registrant

                                  By:  Oakwood Acceptance Corporation,
                                           as servicer


August 23, 1997                     /s/ DOUGLAS R. MUIR

                                         Douglas R. Muir
                                         Vice President



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                               INDEX OF EXHIBITS



                                                                                               Page of Sequentially
                                                                                                   Numbered Pages

20.1     Monthly Remittance Report relating to Distribution
         Date occurring on August 15, 1997................................................................ 5-10
